UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 12, 2009

NeoMagic Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	000-22009	77-0344424
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

780 Montague Expressway, #504, San Jose, California	95131
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (408) 428-9725

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see  General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02 Termination of a Material Definitive Agreement

As of October 12, 2009, the Company terminated its Preferred Stock Rights Agreement dated December 19, 2002, as amended, with EquiServe Trust Company, N.A. (n/k/a Computershare Trust Company, N.A.) as Rights Agent, pursuant to the Amendment No. 5 attached hereto as Exhibit 4.17 and incorporated herein by reference.

The termination was made in connection with the decision of the Company's Board of Directors to accept, as in the best interests of the Company and its shareholders, the offer by Attiva Capital Partners, Ltd. ("Attiva"); Bluestone Financial Ltd., ("Bluestone") and Mediastone LLC, ("Mediastone") (collectively, the "Investors"), to purchase an aggregate of 20,000,000 shares of Common Stock for $0.03 per share, for a total consideration of $600,000. This amount was paid to the Company at the closing held on October 16, 2009, pursuant to the Stock Purchase Agreement between the Company and the Investors dated as of October 12, 2009. The portion of that investment made by Attiva and Bluestone has resulted in David Tomasello 's obtaining beneficial ownership of Common Stock substantially exceeding  the fifteen percent (15%) level which would have "triggered" an issuance of  Preferred Stock Rights under the Preferred Stock Rights Agreement, had it not been terminated.

Copies of the Company's Stock Purchase Agreement with the Investors and of its Stock Purchase Agreement dated as of October 12, 2009 with certain employees of the Company (the "Employee Stock Purchase Agreement", which also closed today, are set forth as Exhibits 10.29 and 10.30, respectively, and are incorporated herein. Copies of the related Warrant Agreements are set forth as Exhibits 4.13 through 4.16 and are also incorporated herein.   The Common Stock and Warrants issued by the Company at the closing held on October 16, 2009 are hereinafter collectively referred to as the "Securities."

Item 3.02 Unregistered Sales of Equity Securities

All of the Securities were issued by the Company without registration, pursuant to the exemption provided by Section 4(2) of the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, including Rule 505 of Regulation D, based, in part, on representations by the Investors that they are "accredited investors" and on representations by the employee investors contained in the Employee Stock Purchase Agreement.  The Securities cannot be re-sold unless they are hereafter registered or are re-sold pursuant to an exemption from registration.

ITEM 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number

4.13	Class A Warrant to named Private Investors, dated October 12, 2009 *

4.14	Class B Warrant to named Private Investors, dated October 12, 2009 *

4.15	Class A (Employee) Warrant to named Private Investors, dated October 12, 2009 *

4.16	Class B (Employee) Warrant to named Private Investors, dated October 12, 2009 *

4.17	Amendment No. 5 To Preferred Stock Rights Agreement

10.29	Securities Purchase Agreement dated October 12, 2009 by and between the Company and named Private Investors Private Investors *

10.30	Securities Purchase Agreement dated October 12, 2009 by and between the Company and named Private Investors *

* Incorporated by reference to the Company's Current Report on Form 8-K, filed on October 15, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NeoMagic Corporation
(Registrant)

Date:	October 16, 2009	/s/ Syed Zaidi
Syed Zaidi
Chief Operating Officer